                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                June 26, 2002
                Date of Report (Date of earliest event reported):

                       EQUITY FINANCE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

      Belize, Central America       333-8958              Not applicable
          (State or other        (Commission File         (IRS Employer
          jurisdiction of)           Number)           Identification No.)

                                    Suite 408
                            Calle Cleofas Ruiz #853-B
                            Zona Centro - C.P. 22710
                        PlAyas De Rosarito, B.C., Mexico
                    (Address of principal executive offices)

                                  888-450-3342
                           (Issuer's telephone number)

                                 Not applicable
          (Former name or former address, if changed since last report)

                                       1

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
        The accounting firm of Malone & Bailey, PLLC, (Malone) has become Equity
        Finance Holding Company's independent public accountants for 2001. The
        Company selected new independent accountants after it was notified by
        Perry-Smith LLP that it declined to stand for re-election as the Company's independent public accountants.

        The Company believes Malone is well suited to deliver external audit services to Equity Finance Holding Company in light of such relevant factors as the firm's depth of experience, resources and commitment to provide exceptional service.  The decision to retain Malone was approved by the Company's Board of Directors at their meeting of June 5, 2002 based upon the Company's audit committee recommendations.

        During the two most recent fiscal years ended December 31, 2000 and the subsequent period to June 5, 2002, there were no disagreements between the Company and Perry-Smith LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Perry-Smith LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        None of the reportable events described under Item 304(a)(1)(v) of
        Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through June 5, 2002.

        Perry-Smith LLP's report on the Company's financial statements was filed with the Securities and Exchange on April 26, 2001 in conjunction with the Company's filing of its Annual Report on Form 20-F for the year ended
        December 31, 2000.  The audit reports of Perry-Smith LLP on the financial statements of the Company as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to audit scope or accounting principles; however, the opinion was modified as to the uncertainty related to substantial doubt about the Company's ability to continue as a going concern.

        During the two most recent fiscal years ended December 31, 2000 and the subsequent period through June 5, 2002, the Company did not consult with
        Malone regarding any of the matters or events set forth in Item 304(a)(2)(i)
        and (ii) of Regulation S-K.

        The Company provided Perry-Smith LLP with a copy of this disclosure.
        Attached as EXHIBIT 16.1 is a copy of Perry-Smith LLP's letter dated
        June 26, 2002, stating its agreement with these statements.

ITEM 5. OTHER EVENTS

        Not applicable

IEM 6. RESIGNATIONS OF REGITRANT'S DIRECTORS

        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Index of Exhibits

            EXHIBIT 16.1 Correspondence -- Perry-Smith LLP's Letter of Agreement
                                           With Statements

                                       2

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the
    Registrant has duly caused this report to be signed on its behalf by the
                    Undersigned, there unto duly authorized.

                           By: /s/ Jack L. Mahan, Jr.
                                   Jack L. Mahan, Jr.
                                   President/Secretary of the Board